Exhibit 99.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of May 27, 2020, is among Contura Energy, Inc., a Delaware corporation (the “Borrower”); each of the Lenders party hereto; and Cantor Fitzgerald Securities, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Lenders.
R E C I T A L S:
A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 14, 2019 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the Second Amendment Effective Date (as defined below), including by that certain First Amendment to Credit Agreement (“Amendment No. 1”) dated as of October 14, 2019, the “Existing Credit Agreement” and the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.The Borrower has requested, among other things, the amendment of certain terms of the Existing Credit Agreement as set forth herein, to be effective as of the Second Amendment Effective Date.
C.Subject to and upon the terms and conditions set forth herein, the undersigned Lenders (collectively, the “Second Amendment Lenders”) have agreed to enter into this Second Amendment to amend certain provisions of the Existing Credit Agreement as more specifically provided for herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.     Defined Terms. Each capitalized term used herein that is not defined in this Second Amendment shall have the meaning ascribed to such term in the Existing Credit Agreement.
Section 2.    Second Amendment Effective Date Amendments to Existing Credit Agreement. Upon the occurrence of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:
2.1    Section 1.1 is hereby amended by adding the following terms thereto in appropriate alphabetical order:
“Affiliated Assignee” means the Borrower and/or any of its Subsidiaries.
“Specified Assignor” has the meaning specified in Section 7.16.
2.2    Section 1.1 is hereby amended by amending and restating the following terms as follows:

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b), and accepted by the Administrative Agent) in substantially the form of Exhibit D-1 or Exhibit D-2 (as applicable) or any other form approved by the Administrative Agent, in accordance with Section 10.06(b).
“Eligible Assignee” means (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund, (iv) to the extent permitted under Section 10.06(h) an Affiliated Assignee and (v) any other Person (other than a natural person) (A) accepted by the Administrative Agent and (B) unless an Event of Default has occurred and is continuing, approved by the Borrower (each such approval not to be unreasonably withheld, delayed or conditioned; provided, that the Borrower shall be deemed to have approved such other Person unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice of the proposed assignment); provided, however, in each case except for the purposes of Section 10.06(h), unless an Event of Default has occurred and is continuing, an Eligible Assignee shall include only a Lender, an Affiliate of a Lender or another Person, which, through its Lending Offices, is capable of lending to the Borrower, without the imposition of any additional Indemnified Taxes and assignment to such Person would not, at the time of such assignment, result in the Borrower becoming liable to pay any Indemnified Taxes or additional amount to such Person or any Governmental Authority pursuant to Section 3.01 or Section 3.04; provided further that, except as permitted under Section 10.06(h) (with respect to Affiliated Assignees), no Loan Party, Defaulting Lender or Disqualified Institution shall be an Eligible Assignee.
2.3    Section 2.10 is replaced in its entirety as follows:
2.10    Pro Rata; Sharing of Payments by Lenders. Except as otherwise expressly provided in this Agreement (including Section 10.06), each payment (including each prepayment) by the Borrower on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Loans then held by the respective Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the applicable Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
(a)    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(b)    the provisions of this Section shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, including, without limitation, any payment made or deemed made pursuant to an assignment to an Affiliated Assignee pursuant to Section 10.06.
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
2.4    A new Section 6.21 is inserted as follows:
6.21 Affiliated Assignee Loan Purchases. The Borrower shall include within the package of financial statements referred to in Section 6.01(a) and Section 6.01(b) both (i) the aggregate principal amount of Term Loans that the Affiliated Assignees purchased in connection with any assignment pursuant to Section 10.06(h) during the most recent fiscal quarter covered by such financial statements (if any) and (ii) as applicable, the aggregate purchase price paid for such Term Loans.
2.5    A new Section 7.16 is inserted as follows:
7.16    Affiliated Assignee Loan Purchases. Without limitation to Section 7.08, and in addition thereto, in connection with any assignment pursuant to Section 10.06(h) to an Affiliated Assignee by a Lender (i) that is an Affiliate of the Borrower or any of its Subsidiaries, (ii) that owns any Equity Interest of the Borrower or any of its Subsidiaries, or (iii) to whom the Borrower or any Subsidiary owes any material contractual obligation or has any material contractual liability (other than the Obligations) (any such Lender described in clause (i), (ii) or (iii) above, a “Specified Assignor”), such assignment shall be for a price that the Affiliated Assignee, acting in good faith, has determined to be fair and reasonable and has determined not to be materially less favorable to such Affiliated Assignee than could be obtained in a comparable arm’s length transaction with a Person that is not a Specified Assignor (in each case, as such determinations are made by such Affiliated Assignee in its reasonable discretion, acting in good faith).
2.6    Section 10.06(b)(iii) is replaced in its entirety as follows:
(iii)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 (provided however, that the Administrative Agent may in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and which fee shall not apply for any assignment to an Affiliated Assignee) and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and such forms, certificate or other evidence, if any, as the assignee under such Assignment and Assumption may be required to deliver pursuant to Section 3.01; and
2.7    A new Section 10.06(h) is inserted as follows:
(h)    Affiliated Assignees. Notwithstanding anything to the contrary contained herein, any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to an Affiliated Assignee on a non-pro rata basis through open market purchases (which purchases may be effected at any price as agreed between such Lender and such Affiliated Assignee in their respective sole discretion) without the consent of the Administrative Agent; provided that:

(i)    any Term Loans acquired by any Affiliated Assignee shall, to the extent permitted by applicable Requirements of Law, be immediately, automatically and permanently cancelled (and shall not remain outstanding Term Loans for any purpose under this Agreement) upon the effectiveness of such assignment and delivery of such Assignment and Assumption to the Administrative Agent and will thereafter no longer be outstanding for any purpose hereunder and such Term Loans may not be resold (it being understood and agreed that (A) any gains or losses by any Affiliated Assignee upon purchase or acquisition and cancellation of such Term Loans shall not be taken into account in the calculation of Consolidated Net Income and Consolidated EBITDA and (B) any assignment of Term Loans pursuant to this Section 10.06(h) shall not constitute a voluntary or mandatory prepayment of Term Loans for purposes of this Agreement);
(ii)    the relevant Affiliated Assignee and assigning Lender shall have executed an Assignment and Assumption and delivered such Assignment and Assumption to the Administrative Agent;
(iii)    in connection with any such assignment, to the knowledge of the Borrower, no Event of Default shall have occurred and be continuing at the time of the confirmation of such assignment or would result immediately after giving effect to such assignment;
(iv)    no Affiliated Assignee nor any Affiliate thereof, shall be required to represent or warrant that it is not in possession of material non-public information with respect to the Borrower and/or any Subsidiary thereof and/or their respective securities in connection with any assignment permitted by this Section 10.06(h);
(v)    by its acquisition of Term Loans, an Affiliated Assignee shall be deemed to have acknowledged and agreed that such Term Loan shall be deemed cancelled as of the date that the relevant Assignment and Assumption has been delivered to the Administrative Agent and therefore it shall not have any right to (i) attend or participate in (including, in each case, by telephone) any meeting (including “Lender only” meetings) or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present, (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and one or more Lenders or any other material which is “Lender only”, or receive any advice of counsel to the Administrative Agent, (iii) make any challenge to the Administrative Agent’s or any other Lender’s attorney-client privilege on the basis of its status as a Lender, (iv) make or bring (or participate in) any claim, in its capacity as a Lender, against the Administrative Agent with respect to any duties or obligations or alleged duties or obligations of such agent under the Loan Documents or (v) vote in any respect relating to the Term Loans; and
(vi)    without limiting the validity of any assignment made or accepted in reliance on the other terms of this Section 10.06(h), nothing in this Section 10.06(h) shall or shall be deemed to limit the obligation of the Borrower and its Subsidiaries to comply with, or the rights or remedies of the Agents or the Lenders with respect to the breach of, Section 7.16.
2.8    Exhibit D is replaced in its entirety with Exhibit D-1 as set forth on Annex A to this Second Amendment.

2.9    A new Exhibit D-2 is deemed incorporated into the Existing Credit Agreement, as set forth on Annex B to this Second Amendment.
Section 3.    Lender Direction to the Administrative Agent and Collateral Agent. The Second Amendment Lenders hereby direct the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver this Second Amendment. The Borrower and the Second Amendment Lenders expressly agree and confirm that the Administrative Agent’s and the Collateral Agent’s right to indemnification, as set forth in Sections 9.03 and 10.04 of the Existing Credit Agreement shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Administrative Agent or the Collateral Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Administrative Agent or the Collateral Agent in connection with this Second Amendment and the other Loan Documents.
Section 4.    Conditions Precedent. The effectiveness of this Second Amendment is subject to satisfaction of the following conditions precedent (the date of such satisfaction, which occurred on May 27, 2020, the “Second Amendment Effective Date”):
4.1    The Administrative Agent’s receipt of executed counterparts of this Second Amendment from the parties hereto, which shall be (w) originals, telecopies or electronic copies, (x) properly executed by a duly authorized officer of the signing Loan Party, if and as applicable, (y) dated on or before the Second Amendment Effective Date and (z) in form and substance reasonably satisfactory to the Second Amendment Lenders.
4.2    No Event of Default shall have occurred and be continuing (unless otherwise waived in writing in accordance herewith), or would result immediately after giving effect to the terms of this Second Amendment.
4.3    To the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date, the Borrower shall have paid all reasonable and document fees, costs and expenses of Akin Gump Strauss Hauer & Feld LLP and Shipman & Goodwin LLP.
By executing this Second Amendment, each Second Amendment Lender shall be deemed to be satisfied with and/or waived each of the conditions referred to above.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Existing Credit Agreement shall remain in full force and effect in accordance with its terms following the Second Amendment Effective Date, and this Second Amendment shall not constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Amended Credit Agreement, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
5.2    No Waiver.    Neither the execution by the Administrative Agent, the Collateral Agent or the Second Amendment Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent, the Collateral Agent or the Second Amendment Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent, the Collateral Agent or the Lenders of any Default or Event of Default that may exist, that may have occurred prior to the date of the effectiveness of this Second Amendment or which may occur in the future under the Amended Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s, the Collateral Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Existing Credit Agreement, the other Loan Documents, or any other agreement or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Existing Credit Agreement, the other Loan Documents, or any other agreement or instrument.
5.3    Ratification and Affirmation of Credit Parties. The Borrower hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under the Security Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Security Agreement and the other Loan Documents to which it is a party and (iv) represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that no Default has occurred and is continuing and that the representations and warranties of (i) the Borrower contained in Article V of the Existing Credit Agreement and (ii) each Loan Party contained in each other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 5.3 following the Second Amendment Effective Date, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Existing Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof.
5.4    Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
5.5    GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.6    Payment of Expenses. Borrower agrees to pay or reimburse the Administrative Agent and the Collateral Agent on demand for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment in accordance with Section 10.04(a) of the Existing Credit Agreement.
5.7    NO ORAL AGREEMENT. THIS WRITTEN SECOND AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.8    Severability. If any provision of this Second Amendment or the other Loan Documents or any obligation hereunder or under any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions or obligations of this Second Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions or obligations with valid provisions or obligations the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions or obligations. The invalidity of a provision or obligation in a particular jurisdiction shall not invalidate or render unenforceable such provision or obligation in any other jurisdiction.
5.9    Successors and Assigns. The provisions of this Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (in each case, as permitted by Section 10.06 of the Existing Credit Agreement).
5.10    Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.01 of the Existing Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Second Amendment to be duly executed and delivered as of the Second Amendment Effective Date.

BORROWER:
CONTURA ENERGY, INC.

By:	/s/ C. Andrew Eidson
Name: C. Andrew Eidson
Title: EVP - CFO

[Signature Page to Second Amendment to Credit Agreement]

ACKNOWLEDGED BY:
ADMINISTRATIVE AGENT AND COLLATERAL AGENT
CANTOR FITZGERALD SECURITIES
By:	/s/ James Buccola
Name: James Buccola
Title: Head of Fixed Income

[Signature Page to Second Amendment to Credit Agreement]

Annex A

(attached)

EXHIBIT D-1
FORM OF ASSIGNMENT AND ASSUMPTION
This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). In the case where the Assigned Interest covers all of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 of the Credit Agreement with respect to facts and circumstances occurring on or prior to the Effective Date and subject to its obligations hereunder and under Section 10.07 of the Credit Agreement. Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor: ____________________________

2.	Assignee: ____________________________ [and is an Affiliate/Approved Fund of [identify Lender]1]
_____________________
1 Select as applicable.

Exhibit D-1
Form of Assignment and Assumption

3.	Borrower: CONTURA ENERGY, INC. and each other Person who joins in the execution of the Credit Agreement and agrees to be bound as a borrower

4.	Administrative Agent: CANTOR FITZGERALD SECURITIES, as the Administrative Agent under the Credit Agreement

5.
Credit Agreement: Credit Agreement, dated as of June 14, 2019 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time), among CONTURA ENERGY, INC., a Delaware corporation, each other Person who joins in the execution of the Credit Agreement and agrees to be bound as a borrower, the Lenders from time to time party thereto and CANTOR FITZGERALD SECURITIES, as Administrative Agent and Collateral Agent

6.	Assigned Interest:

Facility Assigned[2]	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Loans[3]	CUSIP Number
	$	$	%
	$	$	%

[7.	Trade Date: ____________________________][4]
Effective Date: ____________________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]
____________________
2 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Term Loan Commitment”).

3 Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.

4 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit D-1
Form of Assignment and Assumption

By:
Title:

Exhibit D-1
Form of Assignment and Assumption

[Consented to and]5 Accepted:
CANTOR FITZGERALD SECURITIES, as
Administrative Agent

By:
Title:
[Consented to:
[CONTURA ENERGY, INC.]

By:
Title: ][6]

_____________________
5 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

6 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement. Note that the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof.

Exhibit D-1
Form of Assignment and Assumption

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION
CREDIT AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1.    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto (other than this Assignment and Assumption) or any collateral thereunder, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and each applicable Intercreditor Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has independently and without reliance on the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) if it is not an existing Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee, and (viii) is not an Affiliated Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender,

Exhibit D-1
Form of Assignment and Assumption

and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid from and after the Effective Date to the Assignee.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit D-1
Form of Assignment and Assumption

Annex B

(attached)

EXHIBIT D-2

FORM OF AFFILIATED ASSIGNEE ASSIGNMENT AND ASSUMPTION
This Affiliated Assignee Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Affiliated Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). In the case where the Assigned Interest covers all of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 of the Credit Agreement with respect to facts and circumstances occurring on or prior to the Effective Date and subject to its obligations hereunder and under Section 10.07 of the Credit Agreement. Such sale and assignment is (i) subject to acceptance and recording thereof in the Register by the Administrative Agent pursuant to Section 10.06(c) of the Credit Agreement, (ii) without recourse to the Assignor and (iii) except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:    [●]
2.    Affiliated Assignee:    [●]
3.    Borrower: CONTURA ENERGY, INC.
4.    Administrative Agent: CANTOR FITZGERALD SECURITIES, as the Administrative Agent under the Credit Agreement

D-2-1

5.    Credit Agreement: That certain Credit Agreement dated as of June 14, 2019 (as amended, restated, amended and restated, extended, supplemented or otherwise modified and in effect on the Effective Date) by and among Contura Energy, Inc., a Delaware corporation, the Lenders from time to time party thereto, and Cantor Fitzgerald Securities, as the Administrative Agent and Collateral Agent.
6.    Assigned Interest:

Facility Assigned[1]	Aggregate Amount of Commitment/Loans	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]	CUSIP Number
	$	$	%
	$	$	%
	$	$	%

7.    Effective Date: [●][●], 20[●] [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR].
[Signature Page Follows]

___________
1 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption (e.g. “Term Loan Commitment”).
2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

D-2-2

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

Accepted :

CANTOR FITZGERALD SECURITIES, as Administrative Agent

By:
Name:
Title:

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth herein, (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, (v) it is not a Defaulting Lender and (vi) it [is][is not] a Specified Assignor; and (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto (other than this Assignment and Assumption) or any collateral thereunder, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2    Assignee. The Assignee represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) [reserved], (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and each applicable Intercreditor Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has independently and without reliance on the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) it is an Affiliated Assignee and (viii) to the knowledge of the Borrower, no Event of Default has occurred and is continuing at the Effective Time or would result immediately after giving effect to the Assignment and Assumption. In connection with any assignment, the Assignor has acknowledged and agreed that in connection with this Assignment and Assumption, (1) the applicable Affiliated Assignee or its Affiliates may have, and later may come into possession of, material non-public information (“MNPI”), (2) the Assignor has independently, without reliance on the applicable Affiliated Assignee, the Borrower, any of their respective subsidiaries, or the Administrative Agent, made its own analysis and determination to participate in such assignment notwithstanding the Assignor’s lack of knowledge of the MNPI, (3) none of the applicable Affiliated Assignees, Borrower, any of their respective subsidiaries or the Administrative Agent shall have any liability to the Assignor, and the Assignor hereby waives and releases, to the extent permitted by law, any claims it may have against the applicable Affiliated Assignee, Borrower, each of their respective subsidiaries and the Administrative Agent under applicable laws or otherwise, with respect to the nondisclosure of the MNPI and (4) the MNPI may not be available to the Administrative Agent or the other Lenders. The Assignee understands and agrees that the Assigned Interest will be automatically and irrevocably cancelled by the

Annex 1 to Exhibit D-2

Administrative Agent, without any further action by the Assignor, and shall no longer be outstanding Loans and/or Commitment under the Credit Agreement.
2.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by the laws of the State of New York.

Annex 1 to Exhibit D-2